UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2022

Carlyle Credit Solutions, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	No. 814-01248	81- 5320146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Vanderbilt Avenue, Suite 3400 New York, New York		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 813-4900

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2022, Linda Pace informed Carlyle Credit Solutions, Inc. (the “Company”), that effective December 31, 2022, she would step down as the Company’s Chief Executive Officer. Ms. Pace also informed the Company that she intends to continue to serve in her current capacity on the Company’s Board of Directors (the “Board”) and as the Chair of the Board.

Ms. Pace joined Carlyle Group (“Carlyle” or the “firm”), the parent of the Company’s investment adviser, in 1999 and was instrumental in the firm’s expansion into credit. In addition to playing a leadership role in growing Carlyle’s CLO business for 20 years, Ms. Pace helped expand the firm’s credit platform into new areas including illiquid credit. She has provided tremendous leadership to the firm over the decades, including in her most recent role as CEO of the firm’s business development companies. Carlyle and the Board are thankful to retain her counsel and experience through her continued involvement as the Board’s Chair.

The Board intends to appoint Aren LeeKong as the Company’s Chief Executive Officer, effective January 1, 2023, when Ms. Pace steps down as Chief Executive Officer. Mr. LeeKong, 46, is currently a Director of the Company and Carlyle Secured Lending, Inc. and a Trustee of Carlyle Secured Lending III, business development companies managed by Carlyle Global Credit Investment Management L.L.C. or an affiliate thereof.

On September 20, 2022, Taylor Boswell informed the Company that effective immediately he was resigning from the Board and as Chief Investment Officer of the Company to pursue other interests. Concurrent therewith, Mr. Boswell informed the Company that he would continue as the Company’s President through December 31, 2022. Mr. Boswell has made significant contributions leading the transformation of Carlyle’s Direct Lending business, which have resulted in meaningful improvements in investment and business performance. Carlyle and the Board thank him for his efforts and wish him the best for the future.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Carlyle Credit Solutions, Inc.

By:	/s/ Joshua Lefkowitz
Name:	Joshua Lefkowitz
Title:	Secretary

Date: September 21, 2022